                          GREEN TREE FINANCIAL CORP.

                       CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of February 1, 1996 96-4 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from April 1, 1997 to April 30, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of May, 1997.

                                       GREEN TREE FINANCIAL CORP.



                                   BY: /s/ Phyllis A. Knight
                                       ----------------------------
                                       Vice President and Treasurer

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997

                                   CUSIP#'S   393505-MK5,ML3,MM1,MN9,MP4,MQ2,MQ3
                                   TRUST ACCOUNT #80-4139100
                                   REMITTANCE DATE: 5/15/97


                                                       Total $        Per $1,000
                                                       Amount          Original
                                                    -------------      --------
Class A Certificates
--------------------

(1a)    Amount available (including Monthly
        Servicing Fee)                              $6,588,066.82

(b)     Class M-1 Interest Deficiency Amount
        (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn
        for prior Remittance Date                            0.00

(c)     Amount Available after giving effect to
        withdrawal of Class M-1 Interest
        Deficiency Amount and B-1 Interest
        Deficiency Amount for prior Remittance
        Date                                         6,588,066.82

A.      Interest
        (2)  Aggregate Interest
             a. Class A-1 Remittance Rate(5.95%)            5.95%
             b. Class A-1 Interest                     104,622.16     2.27439478
             c. Class A-2 Remittance Rate(6.30%)            6.30%
             d. Class A-2 Interest                     210,000.00     5.25000000
             e. Class A-3 Remittance Rate(6.50%)            6.50%
             f. Class A-3 Interest                     178,750.00     5.41666667
             g. Class A-4 Remittance Rate(6.80%)            6.80%
             h. Class A-4 Interest                     481,666.67     5.66666671
             i. Class A-5 Remittance Rate(7.15%)            7.15%
             j. Class A-5 Interest                     166,833.33     5.95833321
             k. Class A-6 Rimittance Rate (7.40%)           7.40%
             i. Class A-6 Interest                     407,000.00     6.16666667
             k. Class A-7 Remittance Rate(7.90%,
                unless Weighted Average Contract
                rate is below (7.90%)                       7.90%
             l. Class A-7 Interest                     678,807.50     6.58333333

        (3)  Amount applied to:
             a. Unpaid Class A Interest
                Shortfall                                     .00            .00

                       GREEN TREE FINANCIAL CORPORATION
    MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 2



                             CUSIP#'S   393505-MK5, ML3, MM1, MN9, MP4, MQ2, MU3
                             TRUST ACCOUNT #80-4139100
                             REMITTANCE DATE: 5/15/97

                                                       Total $        Per $1,000
                                                       Amount          Original
                                                    -------------     ----------
(4)  Remaining:
          a. Unpaid Class A Interest
             Shortfall                                     .00            .00

B.   Principal
     (5)  Formula Principal Distribution
           Amount                                 3,131,799.63            N/A
          a. Scheduled Principal                    642,108.90            N/A
          b. Principal Prepayments                2,222,978.30            N/A
          c. Liquidated Contracts                   495,068.93            N/A
          d. Repurchases                                   .00            N/A
          e. Current Month Advanced Principal       974,700.60            N/A
          f. Prior Month Advanced Principal      (1,203,057.10)           N/A

     (6)  Pool Scheduled Principal Balance      447,627,959.83

    (6b)  Adjusted Pool Principal Balance       446,653,259.23   940.94706150
    (6c)  Pool Factor                               0.94094706

     (7)  Unpaid Class A Principal Shortfall
           (if any)following prior Remittance date          .00

     (8)  Class A Percentage for such Remittance
           Date                                          92.09%

     (9)  Class A Percentage for the following
           Remittance Date                               92.03%

    (10)  Class A Principal Distribution:
             a. Class A-1                            3,131,799.63    68.08260065
             b. Class A-2                                     .00            .00
             c. Class A-3                                     .00            .00
             d. Class A-4                                     .00            .00
             e. Class A-5                                     .00            .00
             f. Class A-6                                     .00            .00
             g. Class A-7                                     .00            .00


                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 3

                                              CUSIP#'S 393505-
                                              MK5, ML3, MM1, MN9, MP4,M Q2, MU3
                                              TRUST ACCOUNT #80-4139100
                                              REMITTANCE DATE: 5/15/97

                                                     Total $         Per $1,000
                                                     Amount           Original
                                                 --------------     ------------

        (11)  Class A-1 Principal Balance         17,968,468.23     390.61887457
        (11a) Class A-1 Pool Factor                   .39061887

        (12)  Class A-2 Principal Balance         40,000,000.00     1000.0000000
        (12a) Class A-2 Pool Factor                  1.00000000

        (13)  Class A-3 Principal Balance         33,000,000.00     1000.0000000
        (13a) Class A-3 Pool Factor                  1.00000000

        (14)  Class A-4 Principal Balance         85,000,000.00     1000.0000000
        (14a) Class A-4 Pool Factor                  1.00000000

        (15)  Class A-5 Principal Balance         28,000,000.00     1000.0000000
        (15a) Class A-5 Pool Factor                  1.00000000

        (16)  Class A-6 Principal Balance         66,000,000.00     1000.0000000
        (16a) Class A-6 Pool Factor                  1.00000000

        (17)  Class A-7 Principal Balance        103,110,000.00     1000.0000000
        (17a) Class A-7 Pool Factor                  1.00000000

        (18)  Unpaid Class A Principal Shortfall
              (if any) following current Remittance
              Date                                          .00

                        GREEN TREE FINANCIAL CORPORATION
 MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%, 6.80%,
                              7.15%, 7.40%, 7.90%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                 MONTHLY REPORT
                                   APRIL 1997
                                     Page 4

                                                     CUSIP#'S 393505-
                                                     MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                                     TRUST ACCOUNT #80-4139100
                                                     REMITTANCE DATE: 5/15/97

C.      Aggregate Scheduled Balances and Number of Delinquent
        Contracts as of Determination Date

        (19)  31-59 days                            3,527,258.83             108

        (20)  60 days or more                       4,581,023.92             130

        (21)  Current Month Repossessions             884,433.27              36

        (22)   Repossession Inventory               3,933,980.40             130

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(23)    Average Sixty-Day Delinquency Ratio Test

        (a)  Sixty-Day Delinquency Ratio for current Remittance Date       1.02%

        (b)  Average Sixty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 3.5%)                                   .89%

(24)    Average Thirty-Day Delinquency Ratio Test

        (a)  Thirty-Day Delinquency Ratio for current Remittance Date       .79%

        (b)  Average Thirty-Day Delinquency Ratio (arithmetic
             average of ratios for this month and two preceding
             months; may not exceed 5.5%)                                   .84%

                       GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.95%, 6.30%, 6.50%,
                          6.80%, 7.15%, 7.40%, 7.90%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                 CLASS A1, A2, A3, A4, A5, A6, A7 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 5

                                             CUSIP#'S   393505-
                                             MK5,ML3,MM1,MN9,MP4,MQ2,MU3
                                             TRUST ACCOUNT #80-4139100
                                             REMITTANCE DATE: 5/15/97

    (25)  Cumulative Realized Losses Test
          (a)  Cumulative Realized Losses for the current
               Remittance Date (as a percentage of Cut-off Date
               Pool Principal Balance; may not exceed 5.5% from
               May 1, 2000 to April 28, 2001, 6.5% from May 1,
               2001 to April 28, 2002, 8.5% from May 1, 2002 to
               April 28, 2003 and and 9.5% thereafter)                      .17%

    (26)  Current Realized Losses Test
          (a)  Current Realized Losses for current Remittance Date   185,734.31

          (b)  Current Realized Loss Ratio (total Realized Losses
               for the most recent three months, multiplied by 4,
               divided by arithmetic average of Pool Scheduled
               Principal Balances for third preceding Remittance
               and for current Remittance Date; may not exceed
               2.25%)                                                       .47%

    (27)  Class M-1 Principal Balance Test
          (a)  The sum of Class M-1 Principal Balance and Class B
               Principal Balance (before distributions on current
               Remittance Date) divided by Pool Scheduled
               Principal Balance as of preceding Remittance Date
               (must equal or exceed 25.5%)                               16.36%

    (28)  Class B Principal Balance Test
          (a)  Class B Principal Balance (before any distributions
               on current Remittance Date) as of such Remittance
               date greater than $7,437,576.00                              .00

          (b)  Class B Principal Balance (before any distributions
               on current Remittance Date) divided by pool
               Scheduled Principal Balance as of preceding
               Remittance Date is equal to or greater than 12.00%          7.91%

                       GREEN TREE FINANCIAL CORPORATION
            MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.75%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                   APRIL 1997
                                     Page 6
                                                       CUSIP NO. 393505MR0
                                                       TRUST ACCOUNT #80-4139100
                                                       REMITTANCE DATE: 5/15/97

                                                       Total $        Per $1,000
                                                       Amount          Original
                                                    -------------     ----------
CLASS M1 CERTIFICATES
---------------------
(29)    Amount available (including Monthly
        Servicing Fee)                               1,228,587.53

A.      Interest
(30)    Aggregate interest
        a.   Class M-1 Remittance Rate (7.75%,
              unless Weighted Average Contract
              Rate is below 7.75%)                          7.75%
        b.   Class M-1 Interest                        245,255.21     6.45833338

(31)    Amount applied to Class M-1 Interest
         Deficiency Amount                                    .00              0


(32)    Remaining unpaid Class M-1 Interest
         Deficiency Amount                                    .00              0

(33)    Amount Applied to:
        a.   Unpaid Class M-1 Interest Shortfall              .00              0

(34)    Remaining:
        a.   Unpaid Class M-1 Interest Shortfall              .00              0

B.      Principal
(35)    Formula Principal Distribution Amount                 .00            N/A
        a.   Scheduled Principal                              .00            N/A
        b.   Principal Prepayments                            .00            N/A
        c.   Liquidated Contracts                             .00            N/A
        d.   Repurchases                                      .00            N/A

(36)    Class M-1 Principal Balance                 37,975,000.00  1000.00000000
(36a)   Class M-1 Pool Factor                          1.00000000

(37)    Class M-1 Percentage for such Remittance Date        .00%

(38)    Class M-1 Principal Distribution:
        a.   Class M-1 (current)                              .00     0.00000000
        b.   Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date         .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 7

                                                       CUSIP NO. 393505 MS8,MT6
                                                       TRUST ACCOUNT #80-4139100
                                                       REMITTANCE DATE: 5/15/97

                                                      Total $         Per $1,000
                                                       Amount          Original
                                                    ------------      ----------

        (39) Unpaid Class M-1 Principal Shortfall
             (if any) following current Remittance
             Date                                             .00

        (40) Class M-1 Percentage for the following
             Remittance Date                                 .00%

Class B1 Certificates
---------------------
(1)     Amount Available less the Class A
        Distribution Amount and Class M-1
        Distribution amount (including Monthly
        Servicing Fee)                                 983,332.32

(2)     Class B-1 Remittance Rate (7.80% unless
        Weighted Average Contract Rate is
        below 7.80%)                                        7.80%

(3)     Aggregate Class B1 Interest                    123,402.50     6.50000000

(4)     Amount applied to Unpaid Class
        B1 Interest Shortfall                                 .00            .00

(5)     Remaining unpaid Class B1
        Interest Shortfall                                    .00            .00

(6)     Amount applied to Class B1 Interest
        Deficiency Amount                                     .00

(7)     Remaining Unpaid Class B-1 Interest
        Deficiency Amount                                     .00

(8)     Unpaid Class B1 Principal Shortfall
        (if any) following prior Remittance Date              .00

(8a)    Class B Percentage for such Remittance Date           .00

(9)     Current Principal (Class B Percentage of
        Formula Principal Distribution Amount)                .00


                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 8


                                                       CUSIP NO. 393505 MS8, MT6
                                                       TRUST ACCOUNT #80-4139100
                                                       REMITTANCE DATE: 5/15/97


                                                      Total $         Per $1,000
                                                       Amount          Original
                                                    ------------      ----------

(10a)   Class B1 Principal Shortfall                          .00

(10b)   Unpaid Class B1 Principal Shortfall                   .00

(11)    Class B Principal Balance                   35,599,791.00

(12)    Class B1 Principal Balance                  18,985,000.00


Class B2 Certificates
---------------------
(13)    Remaining Amount Available                     859,929.82

(14)    Class B-2 Remittance Rate (8.10%
        unless Weighted Average Contract
        Rate is less than 8.10%)                            8.10%

(15)    Aggregate Class B2 Interest                    112,149.84     6.75000005

(16)    Amount applied to Unpaid Class
        B2 Interest Shortfall                                 .00            .00

(17)    Remaining Unpaid Class B2
        Interest Shortfall                                    .00            .00

(18)    Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date              .00

(19)    Class B2 Principal Liquidation Loss Amount            .00

(20)    Class B2 Principal (zero until Class
        B1 paid down; thereafter, Class B
        Percentage of Formula Principal
        Distribution Amount)                                  .00

(21)    Guarantee Payment                                     .00

(22)    Class B2 Principal Balance                  16,614,791.00

                       GREEN TREE FINANCIAL CORPORATION
         MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 7.80%, 8.10%
                   PASS-THROUGH CERTIFICATES, SERIES 1996-4
                             CLASS M1 CERTIFICATES
                                MONTHLY REPORT
                                  APRIL 1997
                                    Page 9

                                                       CUSIP NO. 393505 MS8, MT6
                                                       TRUST ACCOUNT #80-4139100
                                                       REMITTANCE DATE: 5/15/97


                                                       Total $        Per $1,000
                                                       Amount          Original
                                                    -------------     ---------


(23)    Monthly Servicing Fee (Deducted from
        Certificate Account balance to arrive at
        Amount Available if the Company or Green
        Tree Financial Corporation is not the
        Servicer; deducted from funds remaining
        after payment of Class A Distribution
        Amount, Class M-1 Distribution Amount,
        Class B-1 Distribution Amount and Class
        B-2 Distribution Amount; if the Company
        or Green Tree Financial Corporation
        is the Servicer)                               187,911.71


(24)    3% Guarantee Fee                               559,868.27

(25)    Class C Residual Payment                              .00

(26)    Class M-1 Interest Deficiency on such
        Remittance Date                                       .00

(27)    Class B-1 Interest Deficiency on such
        Remittance Date                                       .00

(28)    Repossessed Contracts                          884,433.27

(29)    Repossessed Contracts Remaining
        in Inventory                                 3,933,980.40

(30)    Weighted Average Contract Rate                   10.05476
